Related party transactions	12 Months Ended
Dec. 31, 2020
Related Party [Abstract]
Related party transactions	Related party transactions
Our vessels are commercially managed by SCM and technically managed by SSM pursuant to the terms and conditions set forth under a revised master agreement which was effective as from January 1, 2018 (the "Revised Master Agreement").
The Revised Master Agreement may be terminated by either party upon 24 months' notice, unless terminated earlier in accordance with the provisions of the Revised Master Agreement. In the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change in control, including a sale of all or substantially all of our vessels, in which case a payment equal to 24 months of management fees will apply. SCM and SSM are related parties of ours. We expect that any additional vessels that we may acquire in the future will also be managed under the Revised Master Agreement or on substantially similar terms.
Transactions with entities controlled by the Lolli-Ghetti family (herein referred to as related parties) in the consolidated statements of income or loss and balance sheets are as follows:

	For the year ended December 31,
In thousands of U.S. dollars	2020	2019	2018
Pool revenue(1)
Scorpio MR Pool Limited	$340,937	$261,727	$225,181
Scorpio LR2 Pool Limited	369,476	260,893	188,890
Scorpio Handymax Tanker Pool Limited	105,355	103,150	82,782
Scorpio LR1 Pool Limited	87,028	66,009	46,823
Voyage revenue(2)	2,334	—	—
Voyage expenses(3)	(3,507)	(2,414)	(1,290)
Vessel operating costs(4)	(33,896)	(31,732)	(34,272)
Administrative expenses(5)	(13,876)	(12,975)	(12,475)

(1)These transactions relate to revenue earned in the Scorpio Pools. The Scorpio Pools are related parties. When our vessels are in the Scorpio Pools, SCM, the pool manager, charges fees of $300 per vessel per day with respect to our LR1/Panamax and Aframax vessels, $250 per vessel per day with respect to our LR2 vessels, and $325 per vessel per day with respect to each of our Handymax and MR vessels, plus a commission of 1.50% on gross revenue per charter fixture.  These are the same fees that SCM charges other vessels in these pools, including third party vessels. In September 2018, we entered into an agreement with SCM whereby SCM reimbursed a portion of the commissions that SCM charges the Company’s vessels to effectively reduce such to 0.85% of gross revenue per charter fixture, effective from September 1, 2018 and ending on June 1, 2019.
(2)These transactions relate to revenue earned in the spot market on voyages chartered through SSH, a related party affiliate.
(3)Related party expenditures included within voyage expenses in the consolidated statements of income or loss consist of the following:
•Expenses due to SCM, a related party, for commissions related to the commercial management services provided by SCM under the commercial management agreement for vessels that are not in one of the Scorpio Pools. SCM’s services include securing employment, in the spot market and on time charters, for our vessels. When not in one of the Scorpio Pools, each vessel pays (i) flat fees of $250 per day for LR1/Panamax and LR2/Aframax vessels and $300 per day for Handymax and MR vessels and (ii) commissions of 1.25% of their gross revenue per charter fixture.  These expenses are included in voyage expenses in the consolidated statements of income or loss. In September 2018, we entered into an agreement with SCM whereby SCM reimbursed a portion of the commissions that SCM charges the Company’s vessels to effectively reduce such to 0.85% of gross revenue per charter fixture, effective from September 1, 2018 and ending on June 1, 2019.
•Bunkers of $3.6 million were purchased from a related party bunker provider (who was engaged in the procurement of bunkers on our behalf) during the year ended December 31, 2020. These bunkers were purchased when our vessels were operating in the spot market, outside of the Scorpio Pools. Approximately $2.9 million of these purchases were consumed during the spot market voyages, and the remaining unconsumed portion was considered a working capital contribution to the pool (see below for a description on the accounting for working capital contributions to the Scorpio Pools) when the vessels re-joined the pools. Bunkers of $0.8 million were purchased from this provider during the year ended December 31, 2019, of which, $0.3 million were consumed during the period.
•Voyage expenses of $4,925, $4,357 and $25,747 charged by a related party port agent during the years ended December 31, 2020, 2019 and 2018 respectively. SSH has a majority equity interest in a port agent that provides supply and logistical services for vessels operating in its regions.
(4)Related party expenditures included within vessel operating costs in the consolidated statements of income or loss consist of the following:
•Technical management fees of $31.9 million, $30.0 million, and $30.1 million charged by SSM, a related party, during the years ended December 31, 2020, 2019 and 2018 respectively. SSM’s services include day-to-day vessel operations, performing general maintenance, monitoring regulatory and classification society compliance, customer vetting procedures, supervising the maintenance and general efficiency of vessels, arranging the hiring of qualified officers and crew, arranging and supervising drydocking and repairs, purchasing supplies, spare parts and new equipment for vessels, appointing supervisors and technical consultants, and providing technical support. SSM administers the payment of salaries to our crew on our behalf. The crew wages that were administered by SSM (and disbursed through related party subcontractors of SSM) were $146.0 million, $138.9 million, and $125.8 million during the years ended December 31, 2020, 2019 and 2018 respectively. SSM's annual technical management fee is a fixed fee of $175,000 per vessel plus certain itemized expenses pursuant to the technical management agreement.
•Insurance related expenses of $2.6 million incurred through a related party insurance broker during the year ended December 31, 2018. The amounts recorded reflect the amortization of the policy premiums, which are paid directly to the broker, who then remits the premiums to the underwriters. In 2016, an Executive Officer of the Company acquired a minority interest, which in 2018 increased to a majority interest, in an insurance broker which arranges hull and machinery and war risk insurance for certain of our owned and leased vessels. This broker has arranged such policies for the Company since 2010 and the extent of the coverage and the manner in which the policies are priced did not change as a result of this transaction. In September 2018, the Executive Officer disposed of their interest in the insurance broker in its entirety to an unaffiliated third party.
•Vessel operating expenses of $2.0 million, $1.7 million and $1.6 million charged by a related party port agent during the years ended December 31, 2020, 2019 and 2018, respectively. SSH has a majority equity interest in a port agent that provides supply and logistical services for vessels operating in its regions.
(5)We have an Amended Administrative Services Agreement with SSH for the provision of administrative staff and office space, and administrative services, including accounting, legal compliance, financial and information technology services. SSH is a related party to us. The services provided to us by SSH may be sub-contracted to other entities within Scorpio. The expenses incurred under this agreement were recorded in general and administrative expenses in the consolidated statement of income or loss and were as follows:
•The expense for the year ended December 31, 2020 of $13.9 million included (i) administrative fees of $12.6 million charged by SSH, (ii) restricted stock amortization of $1.2 million, which relates to the issuance of an aggregate of 315,950 shares of restricted stock to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan, and (iii) the reimbursement of expenses of $19,772 to SSH and $45,539 to SCM.
•The expense for the year ended December 31, 2019 of $13.0 million included (i) administrative fees of $11.4 million charged by SSH, (ii) restricted stock amortization of $1.1 million, which relates to the issuance of an aggregate of 221,900 shares of restricted stock to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan and (iii) the reimbursement of expenses of $0.2 million to SSH and $0.2 million to SCM.
•The expense for the year ended December 31, 2018 of $12.5 million included (i) administrative fees of $11.1 million charged by SSH, (ii) restricted stock amortization of $1.3 million, which relates to the issuance of an aggregate of 114,400 shares of restricted stock to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan and (iii) the reimbursement of expenses of $46,535.
We had the following balances with related parties, which have been included in the consolidated balance sheets:

	As of December 31,
In thousands of U.S. dollars	2020	2019
Assets:
Accounts receivable (due from the Scorpio Pools) (1)	$26,413	$74,412
Accounts receivable and prepaid expenses (SSM) (2)	4,259	1,624
Other assets (pool working capital contributions) (3)	73,161	49,094
Liabilities:
Accounts payable and accrued expenses (owed to the Scorpio Pools)	945	3,717
Accounts payable and accrued expenses (SSM)	935	2,667
Accounts payable and accrued expenses (SSH)	404	353
Accounts payable and accrued expenses (related party port agent)	355	361
Accounts payable and accrued expenses (SCM)	58	14

(1)Accounts receivable due from the Scorpio Pools relate to hire receivables for revenues earned and receivables from working capital contributions. The amounts as of December 31, 2020 and 2019 include $1.1 million and $24.3 million, respectively, of working capital contributions made on behalf of our vessels to the Scorpio Pools. Upon entrance into such pools, all vessels are required to make working capital contributions of both cash and bunkers. Additional working capital contributions can be made from time to time based on the operating needs of the pools. These amounts are accounted for and repaid as follows:
•For vessels in the Scorpio LR2 Pool, Scorpio LR1 Pool, Scorpio MR Pool and Scorpio Handymax Tanker Pool, the initial contribution amount is repaid, without interest, upon a vessel’s exit from the pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned or lease financed vessels we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the consolidated balance sheets. The Scorpio MR Pool Limited amended the terms of the pool agreement with its participants during 2020. Prior to 2020, working capital contributions are repaid, without interest, when such vessel has earned sufficient net revenues to cover the value of such working capital contributed. Accordingly, we classified $23.6 million of working capital as current (within accounts receivable) at December 31, 2019.
•For time or bareboat chartered-in vessels we classify the initial contributions as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract. Any additional working capital contributions are repaid when sufficient net revenues become available to cover such amounts.
(2)    Accounts receivable and prepaid expenses from SSM primarily relate to advances made for vessel operating expenses (such as crew wages) that will either be reimbursed or applied against future costs.
(3)     Represents the non-current portion of working capital receivables as described above.
Fees paid to SSH for arranging vessel purchases and sales prior to September 29, 2016 were capitalized as part of the carrying value of the related vessel for a vessel purchase and are included as part of the gain or loss on sale for a vessel disposal.
•During the years ended December 31, 2020 and 2019, no fees were paid to SSH for the sale or purchase of vessels.
•During the year ended December 31, 2018, we paid SSH an aggregate fee of $0.7 million in connection with the purchase and delivery of STI Esles II and STI Jardins. The agreements to acquire the aforementioned vessels were entered into prior to the September 29, 2016 amendments to the Administrative Services Agreement.
 Follow-on Offerings of Common Shares
In October 2018, we closed on the sale of 18.2 million newly issued shares of our common stock in an underwritten public offering at an offering price of $18.50 per share. We received aggregate net proceeds of $319.6 million after deducting underwriters' discounts and offering expenses. Of the 18.2 million common shares issued, 5.4 million and 0.54 million shares were issued to Eneti, a related party, and SSH at the offering price.
Private Placement
In September 2019, we closed on a private placement with SSH for $15.0 million, in exchange for an aggregate of 517,241 of our common shares at $29.00 per share, as described in Note 14.
Other agreements
Starting in October 2019, we provided guarantees in respect of the payment obligations of a related party bunker provider (who is engaged in the procurement of bunkers on behalf of the Company and the Scorpio Pools) toward its physical suppliers. No amounts were paid to this provider under these guarantees during the year ended December 31, 2020. The maximum amount under these guarantees was $16.0 million in aggregate as of December 31, 2020.
 Key management remuneration
The table below shows key management remuneration for the years ended December 31, 2020, 2019 and 2018:

	For the year ended December 31,
In thousands of U.S. dollars	2020	2019	2018
Short-term employee benefits (salaries)	$10,989	$10,821	$5,436
Share-based compensation (1)	22,217	21,712	20,316
Total	$33,206	$32,533	$25,752

(1)Represents the amortization of restricted stock issued under our 2013 Equity Incentive Plan as described in Note 14.
For the purpose of the table above, key management are those persons who have authority and responsibility for making strategic decisions, and managing operating, financial and legal activities.
We have entered into employment agreements with the majority of our executives. These employment agreements remain in effect until terminated in accordance with their terms upon not less than between 24 months' and 36 months' prior written notice, depending on the terms of the employment agreement applicable to each executive. Pursuant to the terms of their respective employment agreements, our executives are prohibited from disclosing or unlawfully using any of our material confidential information.
Upon a change in control of us, the annual bonus provided under the employment agreement becomes a fixed bonus of between 150% and 250% of the executive’s base salary, and the executive may receive an assurance bonus equal to the fixed bonus, depending on the terms of the employment agreement applicable to each executive.
Any such executive may be entitled to receive upon termination an assurance bonus equal to such fixed bonus and an immediate lump-sum payment in an amount equal to three times the sum of the executive’s then current base salary and the assurance bonus, and he will continue to receive all salary, compensation payments and benefits, including additional bonus payments, otherwise due to him, to the extent permitted by applicable law, for the remaining balance of his then-existing employment period. If an executive’s employment is terminated for cause or voluntarily by the employee, he shall not be entitled to any salary, benefits or reimbursements beyond those accrued through the date of his termination, unless he voluntarily terminated his employment in connection with certain conditions. Those conditions include a change in control combined with a significant geographic relocation of his office, a material diminution of his duties and responsibilities, and other conditions identified in the employment agreement.
There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.